UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

Rent the Runway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40958	80-0376379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Rent the Runway, Inc.

10 Jay Street

Brooklyn, New York 11201

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 524-6860

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RENT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jennifer Hyman Resignation

On May 12, 2026, Jennifer Hyman resigned as Chief Executive Officer and President of Rent the Runway, Inc. (the “Company”) and as a member of the Company’s board of directors (the “Board”), effective as of May 15, 2026 (the “Separation Date”). In connection with Ms. Hyman’s resignation, the Company entered into a Separation, Advisor and Release Agreement with Ms. Hyman on May 12, 2026 (the “Separation, Advisor and Release Agreement”) and a side letter agreement (the “Side Letter”). Ms. Hyman’s resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

The Separation, Advisor and Release Agreement provides that, following the Separation Date, Ms. Hyman will provide advisory services to the Company as an independent contractor through January 31, 2027, in exchange for a monthly advisory fee of $62,500 (pro-rated for any partial months). In addition, subject to her compliance with certain restrictive covenants and her execution of a general release of claims in favor of the Company and its affiliates, Ms. Hyman will be eligible for the following payments and benefits: (i) the “Closing Payment” of $1,587,500, which was paid to Ms. Hyman on or about October 28, 2025, pursuant to the Company’s Transaction Bonus Plan, as amended, will vest and no longer be subject to clawback by the Company, (ii) 103,047 restricted stock units will accelerate and vest as of the Separation Date, (iii) a number of the restricted stock units granted to Ms. Hyman on December 16, 2025, having an aggregate value of $375,000 (the “Retained RSUs”) will remain outstanding and eligible to vest on January 31, 2027, subject to Ms. Hyman’s continued service with the Company through January 31, 2027 (with all other equity awards held by Ms. Hyman on the Separation Date automatically forfeiting as of the Separation Date), (iv) subsidized continuation coverage under the Company’s medical, dental and/or vision plans, at the same pre-tax cost as applicable to the Company’s senior-most executives from June 1, 2026, through November 30, 2027 (or, if earlier, the date upon which Ms. Hyman becomes eligible for comparable group welfare benefits from a subsequent employer), and (v) a lifetime subscription to the Company’s wardrobe rental service for as long as such services are offered by the Company. In the event of certain events, including Ms. Hyman’s termination without cause by the Company or upon a change in control, any unpaid portion of the advisory fee that would have otherwise been earned through January 31, 2027, will accelerate and the Retained RSUs will accelerate and vest, in each case, as of the date of such event. In addition, on May 12, 2026, Ms. Hyman and her affiliates entered into the Side Letter pursuant to which, among other things, they agreed to terminate any and all of their respective rights under the Investor Rights Agreement, dated as of August 20, 2025, including rights to designate a director and a board observer to the Board.

Appointment of Teri Bariquit as Interim Chief Executive Officer and President

On May 12, 2026 Teri Bariquit, age 65, who is a member of our Board, was appointed as the interim Chief Executive Officer and President of the Company, effective as of the Separation Date until the Board appoints a permanent Chief Executive Officer and President to succeed Ms. Hyman.

Ms. Bariquit has served as a member of our Board since October 2025. Ms. Bariquit is a seasoned fashion retail executive and advisor with more than 37 years of experience at Nordstrom, Inc. (JWN), where she most recently served as Chief Merchandising Officer from 2019 to 2023. From December 2023 to October 2025, Ms. Bariquit served as an independent advisor and consultant.

In connection with her appointment as our interim Chief Executive Officer and President, on May 12, 2026, we entered into a Statement of Work No. 2 (the “SOW”) under that certain Consulting Services Agreement, by and between the Company and Ms. Bariquit, dated as of November 1, 2025 (the “Consulting Agreement”). Pursuant to the SOW, Ms. Bariquit will provide consulting services to the Company as its interim Chief Executive Officer and President and will be eligible to receive a monthly consulting fee of $50,000 (pro-rated for any partial months) during her service as our interim Chief Executive Officer and President, an annual bonus of up to $125,000 (subject to her continued service as our interim Chief Executive Officer and President or as a member of the Board through the payment date), a performance stock unit award comprising 100,000 shares (assuming maximum performance is achieved) of the Company’s Class A common stock (which will be subject to satisfaction of certain performance- and service-based vesting requirements), and reimbursement of travel and business-related expenses in connection with her service as our interim Chief Executive Officer and President. The SOW will automatically terminate on the date that Ms. Bariquit stops providing services to the Company as its interim Chief Executive Officer and President.

In addition, on May 12, 2026, we entered into a Statement of Work No. 3 under the Consulting Services Agreement with Ms. Bariquit, which will be effective on the date that she no longer provides services as our interim Chief Executive Officer and President and provides that Ms. Bariquit will render consulting services to the Company in exchange for a monthly consulting fee of $10,000 (pro-rated for any partial months).

The foregoing summaries of the terms of the Separation, Advisor and Release Agreement, the Side Letter, Statement of Work No. 2 and Statement of Work No. 3 are each qualified in their entirety by reference to the complete texts of the Separation, Advisor and Release Agreement, the Side Letter, Statement of Work No. 2 and Statement of Work No. 3, copies of which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 to this Current Report on Form 8-K (“Form 8-K”) respectively, and incorporated by reference herein.

Other than as disclosed above, there is no other arrangement or understanding between Ms. Bariquit and any other person pursuant to which she was appointed as the interim Chief Executive Officer and President. There are no family relationships between Ms. Bariquit and any director or executive officer of the Company, and she is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

On May 13, 2026, the Company issued a press release reporting Ms. Hyman’s resignation and Ms. Bariquit’s appointment as our interim Chief Executive Officer and President. A copy of the press release is included in this Form 8-K as Exhibit 99.1 and is furnished herewith. The information in Item 7.01 above, including Exhibit 99.1 attached to this Form 8-K, is being furnished under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Separation, Advisor and Release Agreement, by and between the Company and Ms. Hyman, dated as of May 12, 2026.

10.2	Side Letter, by and between the Company, Ms. Hyman and her affiliates, dated as of May 12, 2026.

10.3	Statement of Work No. 2 under the Consulting Services Agreement, by and between the Company and Ms. Bariquit dated as of May 12, 2026.

10.4	Statement of Work No. 3 under the Consulting Services Agreement, by and between the Company and Ms. Bariquit dated as of May 12, 2026.

99.1	Press Release announced by Rent the Runway, Inc., dated May 13, 2026.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. These statements include, but are not limited to, statements regarding statements regarding the transition of the Company’s executive leadership and the expected benefits thereof. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements because they contain words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are based on information available at the time those statements are made and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management as of that time with respect to future events. These statements are subject to risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this Form 8-K may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties include risks related to our chief executive officer search process and our ability to manage the transition to a new chief executive officer; failure to manage the transition of our Board of Directors; and our reliance on the experience and expertise of our senior management and other key personnel. Additional information regarding these and other risks and uncertainties that could cause actual results to differ materially from the Company’s expectations is included in its most recent Annual Report on Form 10-K for the year ended January 31, 2026, and in other documents that it files or furnishes with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT THE RUNWAY, INC.

Date: May 13, 2026	By:	/s/ Cara Schembri
Cara Schembri Chief Legal and Administrative Officer